                                                                      Exhibit 24

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, HOWARD G. BUFFETT, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Chairman of the Company, John R. Alm, Executive Vice President and Chief Financial Officer of the Company and Lowry F. Kline, Executive Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf and filing the Company's registration statement on Form S-3 under the provisions of the Securities Act of 1933, as amended, for the registration of $2,500,000,000 in aggregate principal amount of Senior Debt Securities, Warrants to Purchase Senior Debt Securities, and Currency Warrants of Coca-Cola Enterprises Inc., and any or all amendments to the aforementioned registration statement, as well as any registration statements and amendments thereto in connection with any offerings of securities authorized by the Board of Directors of Coca-Cola Enterprises Inc., or the Executive Committee of the Board, prior to the date hereof, and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of November, 1998.



                                             /s/ Howard G. Buffett
                                             -----------------------------
                                             Howard G. Buffett, Director
                                             Coca-Cola Enterprises Inc.

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, JOHN L. CLENDENIN, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Chairman of the Company, John R. Alm, Executive Vice President and Chief Financial Officer of the Company and Lowry F. Kline, Executive Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf and filing the Company's registration statement on Form S-3 under the provisions of the Securities Act of 1993, as amended, for the registration of $2,500,000,000 in aggregate principal amount of Senior Debt Securities, Warrants to Purchase Senior Debt Securities, and Currency Warrants of Coca-Cola Enterprises Inc., and any or all amendments to the aforementioned registration statement, as well as any registration statements and amendments thereto in connection with any offerings of securities authorized by the Board of Directors of Coca-Cola Enterprises Inc., or the Executive Committee of the Board, prior to the date hereof, and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of November, 1998.



                                             /s/ John L. Clendenin
                                             -----------------------------
                                             John L. Clendenin, Director
                                             Coca-Cola Enterprises Inc.

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, JOHNNETTA B. COLE, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Chairman of the Company, John R. Alm, Executive Vice President and Chief Financial Officer of the Company and Lowry F. Kline, Executive Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf and filing the Company's registration statement on Form S-3 under the provisions of the Securities Act of 1993, as amended, for the registration of $2,500,000,000 in aggregate principal amount of Senior Debt Securities, Warrants to Purchase Senior Debt Securities, and Currency Warrants of Coca-Cola Enterprises Inc., and any or all amendments to the aforementioned registration statement, as well as any registration statements and amendments thereto in connection with any offerings of securities authorized by the Board of Directors of Coca-Cola Enterprises Inc., or the Executive Committee of the Board, prior to the date hereof, and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue thereof.


     IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of November, 1998.



                                             /s/ Johnnetta B. Cole
                                             -----------------------------
                                             Johnnetta B. Cole, Director
                                             Coca-Cola Enterprises Inc.

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, J. TREVOR EYTON, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Chairman of the Company, John R. Alm, Executive Vice President and Chief Financial Officer of the Company and Lowry F. Kline, Executive Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf and filing the Company's registration statement on Form S-3 under the provisions of the Securities Act of 1993, as amended, for the registration of $2,500,000,000 in aggregate principal amount of Senior Debt Securities, Warrants to Purchase Senior Debt Securities, and Currency Warrants of Coca-Cola Enterprises Inc., and any or all amendments to the aforementioned registration statement, as well as any registration statements and amendments thereto in connection with any offerings of securities authorized by the Board of Directors of Coca-Cola Enterprises Inc., or the Executive Committee of the Board, prior to the date hereof, and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of November, 1998.



                                             /s/ J. Trevor Eyton
                                             -----------------------------
                                             J. Trevor Eyton, Director
                                             Coca-Cola Enterprises Inc.

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, JOSEPH R. GLADDEN, JR., a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Chairman of the Company, John R. Alm, Executive Vice President and Chief Financial Officer of the Company and Lowry F. Kline, Executive Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf and filing the Company's registration statement on Form S-3 under the provisions of the Securities Act of 1933, as amended, for the registration of $2,500,000,000 in aggregate principal amount of Senior Debt Securities, Warrants to Purchase Senior Debt Securities, and Currency Warrants of Coca-Cola Enterprises Inc., and any or all amendments to the aforementioned registration statement, as well as any registration statements and amendments thereto in connection with any offerings of securities authorized by the Board of Directors of Coca-Cola Enterprises Inc., or the Executive Committee of the Board, prior to the date hereof, and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue thereof.


     IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of November, 1998.



                                             /s/ Joseph R. Gladden, Jr.
                                             --------------------------------
                                             Joseph R. Gladden, Jr., Director
                                             Coca-Cola Enterprises Inc.

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, CLAUS M. HALLE, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Chairman of the Company, John R. Alm, Executive Vice President and Chief Financial Officer of the Company and Lowry F. Kline, Executive Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf and filing the Company's registration statement on Form S-3 under the provisions of the Securities Act of 1933, as amended, for the registration of $2,500,000,000 in aggregate principal amount of Senior Debt Securities, Warrants to Purchase Senior Debt Securities, and Currency Warrants of Coca-Cola Enterprises Inc., and any or all amendments to the aforementioned registration statement, as well as any registration statements and amendments thereto in connection with any offerings of securities authorized by the Board of Directors of Coca-Cola Enterprises Inc., or the Executive Committee of the Board, prior to the date hereof, and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue thereof.


     IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of November, 1998.



                                             /s/ Claus M. Halle
                                             -----------------------------
                                             Claus M. Halle, Director
                                             Coca-Cola Enterprises Inc.

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, PHILLIP HUMANN, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Chairman of the Company, John R. Alm, Executive Vice President and Chief Financial Officer of the Company and Lowry F. Kline, Executive Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf and filing the Company's registration statement on Form S-3 under the provisions of the Securities Act of 1933, as amended, for the registration of $2,500,000,000 in aggregate principal amount of Senior Debt Securities, Warrants to Purchase Senior Debt Securities, and Currency Warrants of Coca-Cola Enterprises Inc., and any or all amendments to the aforementioned registration statement, as well as any registration statements and amendments thereto in connection with any offerings of securities authorized by the Board of Directors of Coca-Cola Enterprises Inc., or the Executive Committee of the Board, prior to the date hereof, and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of December, 1998.



                                             /s/ L. Phillip Humann
                                             -----------------------------
                                             L. Phillip Humann, Director
                                             Coca-Cola Enterprises Inc.

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, JOHN E. JACOB, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Chairman of the Company, John R. Alm, Executive Vice President and Chief Financial Officer of the Company and Lowry F. Kline, Executive Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf and filing the Company's registration statement on Form S-3 under the provisions of the Securities Act of 1933, as amended, for the registration of $2,500,000,000 in aggregate principal amount of Senior Debt Securities, Warrants to Purchase Senior Debt Securities, and Currency Warrants of Coca-Cola Enterprises Inc., and any or all amendments to the aforementioned registration statement, as well as any registration statements and amendments thereto in connection with any offerings of securities authorized by the Board of Directors of Coca-Cola Enterprises Inc., or the Executive Committee of the Board, prior to the date hereof, and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of November, 1998.



                                             /s/ John E. Jacob
                                             -----------------------------
                                             John E. Jacob, Director
                                             Coca-Cola Enterprises Inc.

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, SUMMERFIELD K. JOHNSTON, JR., a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint John
R. Alm, Executive Vice President and Chief Financial Officer of the Company and Lowry F. Kline, Executive Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf and filing the Company's registration statement on Form S-3 under the provisions of the Securities Act of 1933, as amended, for the registration of $2,500,000,000 in aggregate principal amount of Senior Debt Securities, Warrants to Purchase Senior Debt Securities, and Currency Warrants of Coca-Cola Enterprises Inc., and any or all amendments to the aforementioned registration statement, as well as any registration statements and amendments thereto in connection with any offerings of securities authorized by the Board of Directors of Coca-Cola Enterprises Inc., or the Executive Committee of the Board, prior to the date hereof, and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of November, 1998.



                                   /s/ Summerfield K. Johnston, Jr.
                                   --------------------------------------
                                   Summerfield K. Johnston, Jr., Director
                                   Coca-Cola Enterprises Inc.

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, ROBERT A. KELLER, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Chairman of the Company, John R. Alm, Executive Vice President and Chief Financial Officer of the Company and Lowry F. Kline, Executive Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf and filing the Company's registration statement on Form S-3 under the provisions of the Securities Act of 1933, as amended, for the registration of $2,500,000,000 in aggregate principal amount of Senior Debt Securities, Warrants to Purchase Senior Debt Securities, and Currency Warrants of Coca-Cola Enterprises Inc., and any or all amendments to the aforementioned registration statement, as well as any registration statements and amendments thereto in connection with any offerings of securities authorized by the Board of Directors of Coca-Cola Enterprises Inc., or the Executive Committee of the Board, prior to the date hereof, and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of November, 1998.



                                             /s/ Robert A. Keller
                                             -----------------------------
                                             Robert A. Keller, Director
                                             Coca-Cola Enterprises Inc.

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, JEAN-CLAUDE KILLY, a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Chairman of the Company, John R. Alm, Executive Vice President and Chief Financial Officer of the Company and Lowry F. Kline, Executive Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf and filing the Company's registration statement on Form S-3 under the provisions of the Securities Act of 1993, as amended, for the registration of $2,500,000,000 in aggregate principal amount of Senior Debt Securities, Warrants to Purchase Senior Debt Securities, and Currency Warrants of Coca-Cola Enterprises Inc., and any or all amendments to the aforementioned registration statement, as well as any registration statements and amendments thereto in connection with any offerings of securities authorized by the Board of Directors of Coca-Cola Enterprises Inc., or the Executive Committee of the Board, prior to the date hereof, and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 30 day of November, 1998.



                                             /s/ Jean-Claude Killy
                                             -----------------------------
                                             Jean-Claude Killy, Director
                                             Coca-Cola Enterprises Inc.

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, SCOTT L. PROBASCO, JR., a Director of Coca-Cola Enterprises Inc. (the "Company"), do hereby appoint Summerfield K. Johnston, Jr., Chairman of the Company, John R. Alm, Executive Vice President and Chief Financial Officer of the Company and Lowry F. Kline, Executive Vice President and General Counsel of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf and filing the Company's registration statement on Form S-3 under the provisions of the Securities Act of 1933, as amended, for the registration of $2,500,000,000 in aggregate principal amount of Senior Debt Securities, Warrants to Purchase Senior Debt Securities, and Currency Warrants of Coca-Cola Enterprises Inc., and any or all amendments to the aforementioned registration statement, as well as any registration statements and amendments thereto in connection with any offerings of securities authorized by the Board of Directors of Coca-Cola Enterprises Inc., or the Executive Committee of the Board, prior to the date hereof, and to file the same, with all exhibit thereto, and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 30 day of November, 1998.



                                             /s/ Scott L. Probasco, Jr.
                                             --------------------------------
                                             Scott L. Probasco, Jr., Director
                                             Coca-Cola Enterprises Inc.